UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): May 17, 2007
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645 (Commission File Number)	74-1787539 (IRS Employer Identification No.)
200 East Basse Road
San Antonio, Texas 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 1.01 Entry Into Material Definitive Agreement
     On May 17, 2007, Clear Channel Communications, Inc. (“Clear Channel”), BT Triple Crown Merger Co., Inc. (“Mergerco”), B Triple Crown Finco, LLC and T Triple Crown Finco, LLC (together with B Triple Crown Finco, LLC, the “Parents”), and BT Triple Crown Capital Holdings III, Inc. (“Holdings”) entered into Amendment No. 2 (the “Amendment”) to the Agreement and Plan of Merger, dated as of November 16, 2006, by and among Clear Channel, Mergerco and the Parents, previously amended by Amendment No. 1, dated April 18, 2007, to the Agreement and Plan of Merger, dated as of November 16, 2006, by and among Clear Channel, Mergerco and the Parents (as amended, the “Merger Agreement”). The Parents were formed by private equity funds sponsored by Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. solely for the purpose of entering into the Merger Agreement and consummating the transactions contemplated by the Merger Agreement.
     Pursuant to the Amendment, at the effective time of the merger contemplated by the Merger Agreement, (the “Merger”) each outstanding share of Clear Channel common stock, other than shares owned by Clear Channel, Mergerco, the Parents, Holdings, any shareholders who are entitled to and who properly exercise appraisal rights under Texas law and by the holders of certain securities that will be “rolled-over” into securities of Holdings, will be cancelled and converted into the right to receive either $39.20 in cash plus Additional Per Share Consideration (as defined in the Merger Agreement), if any, without interest.
     As an alternative to receiving the $39.20 per share cash consideration, Clear Channel’s unaffiliated shareholders will be offered the opportunity to exchange up to approximately 30,612,245 shares of outstanding Clear Channel common stock in the aggregate for an equal number of shares of Holdings’ Class A common stock (representing approximately 30% of the outstanding capital stock of Holdings immediately following the closing of the Merger). In addition, no Clear Channel shareholder may elect to receive a number of shares of Holdings Class A common stock representing more than 9.9% of the outstanding capital stock of Holdings immediately following the Merger. If Clear Channel shareholders elect to receive more than the allocated number of shares of Holdings Class A common stock, then the shares of Holdings’ Class A common stock will be allocated to electing shareholders on a pro-rata basis and those Clear Channel shareholders electing to receive shares of Holdings Class A common stock will receive $39.20 per share for any of their shares of Clear Channel common stock that are not converted in the Merger into shares of Holdings Class A common stock. This election to receive stock consideration will not be available with respect to shares of Clear Channel common stock, or options to purchase shares of Clear Channel Common Stock, beneficially owned by Lowry Mays, Mark Mays, Randall Mays or any other member of the Board of Directors of Clear Channel.
     Unless otherwise agreed with the holder of stock options to purchase shares of Clear Channel common stock and Parents, each outstanding stock option to purchase shares of Clear Channel common stock with a per share exercise price of less than $39.20 will become fully vested and will entitle such holder to the spread between $39.20 and the exercise price per share. Unaffiliated holders of stock options to purchase shares of Clear Channel Common stock will have the opportunity to elect to receive this spread in cash or elect to receive shares of Class A common stock of Holdings on the same basis as the unaffiliated shareholders.
     With limited exceptions, each outstanding stock option to purchase shares of Clear Channel common stock with a per share exercise price in excess of $39.20 will be cancelled.
     The Merger Agreement includes provisions limiting the fees payable to the private equity group in the transaction, and requiring that the board of directors of Holdings at all times include at least two independent directors.
     The shares of Holdings to be issued to Clear Channel shareholders who elect to receive them in exchange for their existing shares will be registered with the Securities and Exchange Commission, but will not be listed on any exchange.

     The special meeting of Clear Channel shareholders scheduled for May 22, 2007 will not be held. Clear Channel will set the new meeting and record date for a special meeting of shareholders after filing the updated proxy statement and prospectus with the Securities and Exchange Commission.
     The foregoing summary of the Amendment, and the transactions contemplated thereby, does not purport to be complete and is subject to and qualified in its entirety by the full text of the Amendment. The Amendment is furnished as Exhibit 2.1.
Item 7.01 Regulation FD Disclosure.
     On May 18, 2007, Clear Channel issued a press release announcing the amendment of the Merger Agreement, a copy of which is furnished as Exhibit 99.1.
IMPORTANT ADDITIONAL INFORMATION REGARDING THE MERGER AND WHERE TO FIND IT:
CLEAR CHANNEL AND THE NEW CORPORATION ISSUING THE CLASS A COMMON STOCK WILL FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) A JOINT REGISTRATION STATEMENT ON FORM S-4 THAT WILL CONTAIN A JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS REGARDING THE PROPOSED TRANSACTION. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, SECURITY HOLDERS OF CLEAR CHANNEL ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER DOCUMENTS REGARDING THE ACQUISITION, CAREFULLY IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. SECURITY HOLDERS OF CLEAR CHANNEL MAY OBTAIN FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS (WHEN IT BECOMES AVAILABLE) AND OTHER DOCUMENTS FILED WITH, OR FURNISHED TO, THE SEC AT THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, A SHAREHOLDER WHO WISHES TO RECEIVE A COPY OF THESE MATERIALS (WHEN THEY BECOME AVAILABLE), WITHOUT CHARGE, SHOULD SUBMIT THIS REQUEST TO CLEAR CHANNEL’S PROXY SOLICITOR, INNISFREE M&A INCORPORATED, AT 501 MADISON AVENUE, 20TH FLOOR, NEW YORK, NEW YORK 10022 OR BY CALLING INNISFREE TOLL-FREE AT (877) 456-3427.
Item 9.01 Financial Statements and Exhibits
2.1 Amendment No. 2, dated May 17, 2007, to the Agreement and Plan of Merger, dated as of November 16, 2006, by and among BT Triple Crown Merger Co., Inc., B Triple Crown Finco, LLC, T Triple Crown Finco, LLC, BT Triple Crown Holdings III, Inc. and Clear Channel Communications, Inc., as amended.
99.1 Press Release of Clear Channel Communications, Inc., issued May 18, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: May 18, 2007	By:	/s/ Herbert W. Hill
Herbert W. Hill,
SVP - Chief Accounting Officer

INDEX TO EXHIBITS
2.1	Amendment No. 2, dated May 17, 2007, to the Agreement and Plan of Merger, dated as of November 16, 2006, by and among BT Triple Crown Merger Co., Inc., B Triple Crown Finco, LLC, T Triple Crown Finco, LLC, BT Triple Crown Holdings III, Inc. and Clear Channel Communications, Inc., as amended.
99.1	Press Release of Clear Channel Communications, Inc., issued May 18, 2007.